UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 12, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 12, 2009, the Federal Home Loan Bank of Topeka ("FHLBank Topeka") distributed a message to its members announcing FHLBank Topeka's financial results for the second quarter ended June 30, 2009. The message included information as to how FHLBank Topeka management evaluated FHLBank Topeka's performance for the three-month period, in addition to that described in FHLBank Topeka's quarterly report on Form 10-Q filed August 12, 2009. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of FHLBank Topeka's quarterly report on Form 10-Q, referenced above, is posted on FHLBank Topeka's Web site at www.fhlbtopeka.com.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 of this current report on Form 8-K is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank Topeka that the information is material or complete.

Forward Looking Statements
The information contained in exhibit 99.1 and incorporated herein contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank Topeka’s operations. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "will," or other variations on these terms. FHLBank Topeka cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of FHLBank Topeka and/or of the FHLBank System; and adverse developments or events affecting or involving other Federal Home Loan Banks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank Topeka’s results to differ from these forward-looking statements are provided in detail in FHLBank Topeka’s filings with the Securities and Exchange Commission, which are available at www.sec.gov.

All forward-looking statements contained in exhibit 99.1 and incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank Topeka has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message to FHLBank Topeka members dated August 12, 2009, announcing FHLBank Topeka's financial results for the second quarter of 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

August 12, 2009	By:	/s/ Patrick Doran

Name: Patrick Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank Topeka members dated August 12, 2009, announcing FHLBank Topeka's financial results for the second quarter of 2009.